                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 AMENDMENT NO. 3
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) JULY 13, 2004
                                                         ----------------

                               EMRISE CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                   001-10346                   77-0226211
----------------------------        ---------                   ----------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

        9485 HAVEN AVENUE, SUITE 100, RANCHO CUCAMONGA, CALIFORNIA 91730
   --------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code   (909) 987-9220
                                                  ---------------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.        COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         Pursuant to the terms of the Stock Purchase Agreement executed as of July 13, 2004, Emrise Corporation (formerly MicroTel International Inc. ("Emrise")) acquired, effective as of July 13, 2004, all of the issued and outstanding common stock of Larus Corporation, a California corporation ("Larus"). Prior to the acquisition, all of the common stock of Larus was owned by Noel C. McDermott, as Trustee of the Noel C. McDermott Revocable Living Trust dated December 18, 1995, and Warren P. Yost and Gail A. Yost, as Co-Trustees Under Declaration of Trust dated March 9, 1988.

         Larus is based in San Jose, California and engages in the manufacturing and sale of telecommunications products. Larus has one wholly-owned subsidiary, Vista Labs, Incorporated ("Vista"), which provides engineering services to Larus. Emrise acquired all of the assets and liabilities of Larus in this transaction, including the intellectual property, cash, accounts receivable and inventories owned by each of Larus and Vista. Emrise intends to use these acquired assets for the same purpose for which they were used by each of Larus and Vista.

         The purchase price for the acquisition consisted of $1,000,000 in cash, the issuance of 1,213,592 shares of Emrise's common stock, $887,500 in the form of two short-term, zero interest promissory notes, $3,000,000 in the form of two subordinated secured promissory notes, and warrants to purchase up to an aggregate of 150,000 shares of Emrise's common stock at $1.30 per share. In addition, Emrise assumed $245,000 worth of accounts payable and accrued expenses and entered into an above-market real property lease with the sellers, which lease represents an obligation that exceeds the fair market value by approximately $756,000 and is part of the acquisition purchase price. The cash portion of the acquisition purchase price was funded with proceeds from Emrise's credit facility with Wells Fargo Bank, N.A. and cash on-hand.

         The purpose of this Form 8-K/A No. 3 is to correct typographical errors contained in the pro forma financial information that was included with the financial statements of Larus in the Form 8-K/A No. 2 that Emrise filed on September 28, 2004.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.
    --------------------------------------------

         The following financial statements of Larus Corporation and its subsidiary are included in this report:

                                                                            Page

Report of Registered Public Accounting Firm..................................F-1

Consolidated Balance Sheet as of November 30, 2003...........................F-2

Consolidated Statement of Operations for the Twelve Months Ended
   November 30, 2003.........................................................F-3

Consolidated Statement of Stockholders' Equity for the Twelve
   Months Ended November 30, 2003............................................F-4

Consolidated Statement of Cash Flows for the Twelve Months Ended
   November 30, 2003.........................................................F-5

Notes to Consolidated Financial Statements for the Twelve Months
  Ended November 30, 2003....................................................F-6

Condensed Consolidated Balance Sheets for the Six Months Ended
  May 31, 2004 and 2003 (Unaudited).........................................F-10

Condensed Consolidated Statements of Operations for the Six Months
  Ended May 31, 2004 and 2003 (Unaudited)...................................F-11

Condensed Consolidated Statements of Cash Flows for the Six Months
  Ended May 31, 2004 and 2003 (Unaudited)...................................F-12

Notes to Condensed Consolidated Financial Statements for the Six
  Months Ended May 31, 2004 and 2003 (Unaudited)............................F-13

                   REPORT OF REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and
Shareholders of Emrise Corporation

         We have audited the accompanying consolidated balance sheet of Larus Corporation and its wholly owned subsidiary, Vista Lab Incorporated, (both California corporations) as of November 30, 2003, and the related statements of operations, stockholders' equity and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Larus Corporation as of November 30, 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

         As discussed in Note 10, Larus Corporation and its subsidiary were sold to Emrise Corporation on July 13, 2004.

/s/ GRANT THORNTON LLP

Los Angeles, CA

July 9, 2004, except for Note 10,
which is as of July 13, 2004

                        LARUS CORPORATION AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEET
                                NOVEMBER 30, 2003
                    (In Thousands, Except Per Share Amounts)

ASSETS
Current assets:
   Cash and cash equivalents ...................................    $        340
   Short-term certificates of deposit ..........................             232
   Accounts receivable, net of allowance for doubtful
     accounts of $24 ...........................................             934
   Inventories .................................................             722
   Prepaid and other current assets ............................              70
                                                                    ------------
Total current assets ...........................................           2,298
Property, plant and equipment, net .............................             116
Long-term certificates of deposit ..............................              72
                                                                    ------------
                                                                    $      2,486
                                                                    ============
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable ............................................    $        549
   Accrued expenses ............................................             198
   Income tax payable ..........................................              58
                                                                    ------------
Total current liabilities ......................................             805
Deferred income taxes ..........................................              20
                                                                    ------------
Total liabilities ..............................................             825

Stockholders' equity:
   Common stock, zero par value. Authorized
     1,000 shares; issued and outstanding 910 shares ...........              42
   Retained earnings ...........................................           1,619
                                                                    ------------
Total stockholders' equity .....................................           1,661
                                                                    ------------
                                                                    $      2,486
                                                                    ============

          See accompanying notes to consolidated financial statements.

                        LARUS CORPORATION AND SUBSIDIARY
                      CONSOLIDATED STATEMENT OF OPERATIONS
                      TWELVE MONTHS ENDED NOVEMBER 30, 2003
                    (In Thousands, Except Per Share Amounts)

Net sales ....................................................          $  5,857
Cost of sales ................................................             2,752
                                                                        --------
Gross profit .................................................             3,105
Operating expenses:
   Selling, general and administrative .......................             1,867
   Engineering and product development .......................             1,098
                                                                        --------
Income from operations .......................................               140
   Other income ..............................................                98
                                                                        --------
Income before income taxes ...................................               238
Income tax expense ...........................................                93
                                                                        --------
Net income ...................................................          $    145
                                                                        ========
Earnings per share:
   Net income
     Basic ...................................................          $   0.16
                                                                        ========
     Diluted .................................................          $   0.16
                                                                        ========
Outstanding weighted average shares
     Basic and diluted .......................................               910
                                                                        ========

          See accompanying notes to consolidated financial statements.


                           LARUS CORPORATION AND SUBSIDIARY
                    CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
                        TWELVE MONTHS ENDED NOVEMBER 30, 2003
                                    (In Thousands)

                                          Common Stock
                                    -----------------------    Retained
                                      Shares       Amount      Earnings      Total
                                    ----------   ----------   ----------   ----------
Balance at December 1, 2002 .....          910   $       42   $    1,474   $    1,516
   Net income ...................           --           --          145          145
                                    ----------   ----------   ----------   ----------
Balance at November 30, 2003 ....          910   $       42   $    1,619   $    1,661
                                    ==========   ==========   ==========   ==========

             See accompanying notes to consolidated financial statements.

                                         F-4


                           LARUS CORPORATION AND SUBSIDIARY
                         CONSOLIDATED STATEMENT OF CASH FLOWS
                         TWELVE MONTHS ENDED NOVEMBER 30, 2003
                                    (In Thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income ..................................................................   $ 145
Adjustments to reconcile net income to cash provided by operating activities:
     Depreciation and amortization ..........................................      74
     Deferred income taxes ..................................................      10
     Changes in operating assets and liabilities:
       Accounts receivable ..................................................      87
       Inventories ..........................................................     122
       Other assets .........................................................      59
     Accounts payable and accrued expenses ..................................    (435)
                                                                                ------
Cash provided by operating activities .......................................      62
                                                                                ------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of property and equipment ......................................     (12)
                                                                                ------
Cash used in investing activities ...........................................     (12)
                                                                                ------

Net increase in cash and cash equivalents ...................................      50
                                                                                ------

Cash and cash equivalents at beginning of period ............................     290
                                                                                ------

Cash and cash equivalents at end of period ..................................   $ 340
                                                                                ======

Cash paid for:
     Income taxes ...........................................................   $   8
                                                                                ======
     Interest ...............................................................   $  --
                                                                                ======

             See accompanying notes to consolidated financial statements.

                                         F-5

                        LARUS CORPORATION AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      TWELVE MONTHS ENDED NOVEMBER 30, 2003

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND BUSINESS

         Larus Corporation (the "Company") operates out of one leased facility in San Jose, California. It designs, manufactures and markets telecommunications timing devices and network access equipment. The Company has a wholly-owned subsidiary, Vista Labs Incorporated, which performs most of the research and engineering work on a contract basis for the Company.

BASIS OF PRESENTATION

         The accompanying consolidated financial statements for the year ended November 30, 2003 have been prepared in conformity with accounting principles generally accepted in the United States of America and include the accounts of the Company and its subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

REVENUE RECOGNITION

         Revenues are recorded when products are shipped if shipped FOB shipping point or when received by the customer if shipped FOB destination.

CASH AND CASH EQUIVALENTS

         Cash and cash equivalents consist of all highly liquid investments with an original maturity of three months or less when purchased.

INVENTORIES

         Inventories are stated at the lower of cost (first-in, first-out) or market (net realizable value).

PROPERTY, PLANT AND EQUIPMENT

         Property, plant and equipment are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization are computed principally using the straight-line method over the useful lives of the assets (or lease term, if shorter) as follows:

         Machinery, equipment and fixtures..3 - 7 years

         Maintenance and repairs are expensed as incurred, while renewals and betterments are capitalized.

LONG-LIVED ASSETS

         The Company reviews the carrying amount of its long-lived assets for possible impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

                        LARUS CORPORATION AND SUBSIDIARY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                      TWELVE MONTHS ENDED NOVEMBER 30, 2003

INCOME TAXES

         The Company uses the liability method of accounting for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Deferred income taxes are recognized based on the differences between financial statement and income tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. The provision for income taxes represents the tax payable for the year and the change during the year in deferred tax assets and liabilities.

USE OF ESTIMATES

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT POLICY

         The investments consist of various short-term and long-term certificates of deposit. Investments are classified as available for sale and are carried at estimated fair market value. Net aggregated unrealized gains were not significant at November 30, 2003.

(2) EARNINGS PER SHARE

         The following table illustrates the computation of basic and diluted earnings per share (in thousands, except per share amounts):

                                                             TWELVE MONTHS ENDED
                                                              NOVEMBER 30, 2003
                                                             -------------------
NUMERATOR:
Net income.................................................          $145
                                                             -------------------
Income attributable to common stockholders.................          $145
                                                             ===================
DENOMINATOR:
Weighted average number of common shares outstanding
  during the period........................................           910
Incremental shares from assumed conversions of warrants,
  options and preferred stock..............................            --
                                                             -------------------
Diluted weighted average number of outstanding shares......           910
                                                             -------------------
Basic earnings per share...................................         $0.16
                                                             ===================
Diluted earnings per share.................................         $0.16
                                                             ===================

                        LARUS CORPORATION AND SUBSIDIARY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                      TWELVE MONTHS ENDED NOVEMBER 30, 2003

(3)      INVENTORIES

         Inventories consist of the following (in thousands):

                                                               NOVEMBER 30, 2003
                                                               -----------------

                  Raw materials............................          $342
                  Work-in-process..........................           233
                  Finished goods...........................           147
                                                               -----------------
                                                                     $722
                                                             ===================

(4) REPORTABLE SEGMENTS

         The Company is centrally managed and operates in one business segment: communications equipment.

(5) INCOME TAXES

         The effective tax rate for the twelve months ended November 30, 2003 is different than the 34% statutory federal rate because of an additional 5% provided for state income tax.

         Income tax expense consists of the following (in thousands):

                  Current

                      Federal..............................           $72
                      State................................            11
                                                               -----------------
                  Total current............................           $83
                                                               =================

                  Deferred

                      Federal..............................           $ 9
                      State................................             1
                                                               -----------------
                  Total deferred...........................           $10
                                                               =================

                  Total

                      Federal..............................           $81
                      State................................            12
                                                               -----------------
                  Total....................................           $93
                                                               =================

         Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities are as follows (in thousands):

                  Deferred tax assets (liabilities)
                      Revenue for doubtful accounts........           $  9
                      Depreciation.........................            (29)
                                                               -----------------
                  Net deferred tax liability ..............           $(20)
                                                               =================

                        LARUS CORPORATION AND SUBSIDIARY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                      TWELVE MONTHS ENDED NOVEMBER 30, 2003

(6) PROPERTY, PLANT AND EQUIPMENT

         Property, plant and equipment consist of the following (in thousands):

                   Machinery, equipment and fixtures..............   $ 2,327
                   Accumulated depreciation.......................    (2,211)
                                                                    ------------
               Net property, plant and equipment .................   $   116
                                                                    ============


(7) RELATED PARTY TRANSACTIONS - OPERATING LEASE

         During the twelve months ended November 30, 2003, the Company operated in a facility it leased from its then majority stockholders under an operating lease agreement. Lease expenses incurred by the Company for this lease were $463,000 for the twelve months ended November 30, 2003. Subsequent to the sale of the Company to Emrise Corporation (see note 10), the Company continued to lease the building from the former majority stockholders of the Company under a seven-year lease contract with renewal option. Future minimum rental commitments payable to the former majority stockholders as of November 30, 2003 are as follows (in thousands):

                  TWELVE MONTHS ENDING NOVEMBER 30,                 AMOUNT
                  ---------------------------------            -----------------

                  2004 .....................................        $  324
                  2005 .....................................           324
                  2006 .....................................           324
                  2007 .....................................           324
                  2008 and thereafter ......................         1,134
                                                               -----------------
                                                                   $ 2,430
                                                             ===================

(8) RETIREMENT PLANS

         The Company provides a defined benefit 401(k) plan to its employees and a qualified profit share plan to its Vista employees only. For the twelve months ended November 30, 2003, the Company made no contributions to the 401(k) plan and $56,000 to the profit sharing plan.

(9) CONCENTRATION OF CREDIT RISK

         Sales for the twelve months ended November 30, 2003 to the Company's largest customer accounted for 13% of total sales. No other customer represented sales of over 10% of total sales. At November 30, 2003, the customer referenced above represented 12% of total accounts receivable. In addition to this, two other customers accounted for 21% and 13%, respectively, of accounts receivable. Management believes that the Company's customer acceptance, billing and collection policies are adequate to minimize potential credit risk on trade receivables.

(10) SUBSEQUENT EVENT

         Pursuant to the terms of the Stock Purchase Agreement executed as of July 13, 2004, Emrise Corporation (formerly MicroTel International Inc. ("Emrise")) acquired, effective as of July 13, 2004, all of the issued and outstanding common stock of the Company. Prior to the acquisition, all of the common stock of the Company was owned by Noel C. McDermott, as Trustee of the Noel C. McDermott Revocable Living Trust dated December 18, 1995, and Warren P. Yost and Gail A. Yost, as Co-Trustees Under Declaration of Trust dated March 9, 1988.

         The purchase price for the acquisition consisted of $1,000,000 in cash, the issuance of 1,213,592 shares of Emrise's common stock, $887,500 in the form of two short-term, zero interest promissory notes, $3,000,000 in the form of two subordinated secured promissory notes, and warrants to purchase up to an aggregate of 150,000 shares of Emrise's common stock at $1.30 per share. In addition, Emrise assumed $245,000 worth of accounts payable and accrued expenses and entered into an above-market real property lease with the sellers, which lease represents an obligation that exceeds the fair market value by approximately $756,000 and is part of the acquisition purchase price. The cash portion of the acquisition purchase price was funded with proceeds from Emrise's credit facility with Wells Fargo Bank, N.A. and cash on-hand.


                          LARUS CORPORATION AND SUBSIDIARY
                       CONDENSED CONSOLIDATED BALANCE SHEETS
                           MAY 31, 2004 AND MAY 31, 2003
                                   (In Thousands)
                                    (Unaudited)

                                                       MAY 31, 2004    MAY 31, 2003
                                                       ------------    ------------
ASSETS
Current assets:
   Cash and cash equivalents ........................   $    722        $    461
   Short-term certificates of deposit ...............        321             310
   Accounts receivable, net of allowance for doubtful
     accounts of $24 ................................        619             653
   Inventories ......................................        642             708
   Prepaid and other current assets .................         59              66
                                                       ------------    ------------
Total current assets ................................      2,363           2,198
Property, plant and equipment, net ..................        109             222
Long-term certificates of deposit ...................         75             335
                                                       ------------    ------------
                                                        $  2,547        $  2,755
                                                       ============    ============
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable .................................   $    306        $    378
   Accrued expenses .................................         39             516
    Income tax payable ..............................        237             127
                                                       ------------    ------------
Total current liabilities ...........................        582           1,021
Deferred income taxes ...............................         20              10
                                                       ------------    ------------
Total liabilities ...................................        602           1,031

Stockholders' equity:
   Common stock, zero par value. Authorized 1,000
     shares; issued and outstanding 910 shares.......         42              42
   Retained earnings ................................      1,903           1,682
                                                       ------------    ------------
Total stockholders' equity ..........................      1,945           1,724
                                                       ------------    ------------
                                                        $  2,547        $  2,755
                                                       ============    ============

      See accompanying notes to condensed consolidated financial statements.

                                       F-11


                              LARUS CORPORATION AND SUBSIDIARY
                       CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                       SIX MONTHS ENDED MAY 31, 2004 AND MAY 31, 2003
                          (In Thousands, Except Per Share Amounts)
                                         (Unaudited)

                                                        SIX MONTHS ENDED    SIX MONTHS ENDED
                                                          MAY 31, 2004        MAY 31, 2003
                                                        ----------------    ----------------
Net sales ...........................................     $    2,625          $    2,875
Cost of sales .......................................          1,260               1,347
                                                        ----------------    ----------------
Gross profit ........................................          1,365               1,528
Operating expenses:
   Selling, general and administrative ..............            682                 742
   Engineering and product development ..............            220                 450
                                                        ----------------    ----------------
Income from operations ..............................            463                 336
   Other income .....................................              2                   5
                                                        ----------------    ----------------
Income before income taxes ..........................            465                 341
Income tax expense ..................................            181                 133
                                                        ----------------    ----------------
Net income ..........................................     $      284          $      208
                                                        ================    ================
Earnings per share:
   Net income
     Basic ..........................................     $     0.31          $     0.23
                                                        ================    ================
     Diluted ........................................     $     0.31          $     0.23
                                                        ================    ================

           See accompanying notes to condensed consolidated financial statements.

                                            F-12


                                  LARUS CORPORATION AND SUBSIDIARY
                          CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                           SIX MONTHS ENDED MAY 31, 2004 AND MAY 31, 2003
                                           (In Thousands)
                                            (Unaudited)

                                                                     SIX MONTHS       SIX MONTHS
                                                                    ENDED MAY 31,    ENDED MAY 31,
                                                                       2004               2003
                                                                    --------------   --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income ......................................................   $         284    $         208
Adjustments to reconcile net income to cash provided by
  operating activities:
     Depreciation and amortization ..............................              34               30
     Deferred income taxes ......................................               4                6
     Changes in operating assets and liabilities:
       Accounts receivable ......................................             315              368
       Inventories ..............................................              80              136
       Other assets .............................................             (81)            (340)
     Accounts payable and accrued expenses ......................            (227)            (225)
                                                                    --------------   --------------
Cash provided by operating activities ...........................             409              183
                                                                    --------------   --------------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Net purchases of property, plant and equipment ...............             (27)             (12)
                                                                    --------------   --------------
Cash used in investing activities ...............................             (27)             (12)
                                                                    --------------   --------------
Net increase in cash and cash equivalents .......................             382              171
                                                                    --------------   --------------
Cash and cash equivalents at beginning of period ................             340              290
                                                                    --------------   --------------
Cash and cash equivalents at end of period ......................   $         722    $         461
                                                                    ==============   ==============
Cash paid for:
     Income taxes ...............................................   $           2    $          --
                                                                    ==============   ==============
     Interest ...................................................   $          --    $          --
                                                                    ==============   ==============

               See accompanying notes to condensed consolidated financial statements.

                                               F-13

                        LARUS CORPORATION AND SUBSIDIARY
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                     SIX MONTHS ENDED MAY 31, 2004 AND 2003
                                   (Unaudited)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND BUSINESS

         Larus Corporation (the "Company") operates out of one leased facility in San Jose, California. It designs, manufactures and markets telecommunications timing devices and network access equipment. The Company has a wholly-owned subsidiary, Vista Labs Incorporated, which performs most of the research and engineering work on a contract basis for the Company.

BASIS OF PRESENTATION

         The accompanying condensed consolidated financial statements for the six-month periods ended May 31, 2004 and 2003 are presented as unaudited, but in the opinion of management, these financial statements include normal recurring adjustments necessary to present fairly the financial position, results of operations and cash flows for such periods. The condensed consolidated financial statements include the accounts of the Company and its subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation. The condensed consolidated interim financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto of the Company and subsidiary included in Item 9.01(a) of this Form 8-K/A.

REVENUE RECOGNITION

         Revenues are recorded when products are shipped if shipped FOB shipping point or when received by the customer if shipped FOB destination.

CASH AND CASH EQUIVALENTS

         Cash and cash equivalents consist of all highly liquid investments with an original maturity of three months or less when purchased.

INVENTORIES

         Inventories are stated at the lower of cost (first-in, first-out) or market (net realizable value).

PROPERTY, PLANT AND EQUIPMENT

         Property, plant and equipment are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization are computed principally using the straight-line method over the useful lives of the assets (or lease term, if shorter) as follows:

         Machinery, equipment and fixtures        3 - 7 years

         Maintenance and repairs are expensed as incurred, while renewals and betterments are capitalized.

                        LARUS CORPORATION AND SUBSIDIARY
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                     SIX MONTHS ENDED MAY 31, 2004 AND 2003
                                   (Unaudited)

LONG-LIVED ASSETS

         The Company reviews the carrying amount of its long-lived assets for possible impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

INCOME TAXES

         The Company uses the liability method of accounting for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Deferred income taxes are recognized based on the differences between financial statement and income tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. The provision for income taxes represents the tax payable for the year and the change during the year in deferred tax assets and liabilities.

(2) EARNINGS PER SHARE

         The following table illustrates the computation of basic and diluted earnings per share (in thousands, except per share amounts):

                                                             SIX MONTHS      SIX MONTHS
                                                               ENDED            ENDED
                                                            MAY 31, 2004     MAY 31, 2003
                                                            ------------     ------------
NUMERATOR:
Net income................................................      $284             $208
                                                            ------------     ------------
Income attributable to common stockholders................       284              208
                                                            ============     ============
DENOMINATOR:
Weighted average number of common shares outstanding
  during the period.......................................       910              916
Incremental shares from assumed conversions of
  warrants, options and preferred stock...................        --               --
                                                            ------------     ------------
Diluted weighted average number of outstanding shares.....       910              916
                                                            ------------     ------------
Basic earnings per share..................................     $0.31            $0.23
                                                            ============     ============
Diluted earnings per share................................     $0.31            $0.23
                                                            ============     ============

                        LARUS CORPORATION AND SUBSIDIARY
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                     SIX MONTHS ENDED MAY 31, 2004 AND 2003
                                   (Unaudited)

(3)      INVENTORIES

         Inventories consist of the following (in thousands):

                                                    SIX MONTHS      SIX MONTHS
                                                      ENDED            ENDED
                                                   MAY 31, 2004     MAY 31, 2003
                                                   ------------     ------------

                  Raw materials..............          $306             $316
                  Work-in-process............           266              257
                  Finished goods.............           130              135
                                                   ------------     ------------
                                                       $642             $708
                                                   ============     ============

(4) REPORTABLE SEGMENTS

         The Company is centrally managed and operates in one business segment: communications equipment.

(5) INCOME TAXES

         The effective tax rates for the six-month periods ended May 31, 2004 and 2003 are different than the 34% statutory federal rate because of an additional 5% provided for state income tax.

(6) RELATED PARTY TRANSACTIONS - OPERATING LEASE

         During the six-month periods ended May 31, 2004 and 2003, the Company operated in a facility it leased from its then majority stockholders under an operating lease agreement. Lease expenses incurred by the Company for this lease were $201,000 and $262,000 for the six-month periods ended May 31, 2004 and 2003, respectively. Subsequent to the sale of the Company to Emrise Corporation (see note 7), the Company continued to lease the building from the former majority stockholders of the Company under a seven-year lease contract with renewal option.

(7) SUBSEQUENT EVENT

         Pursuant to the terms of the Stock Purchase Agreement executed as of July 13, 2004, Emrise Corporation (formerly MicroTel International Inc. ("Emrise")) acquired, effective as of July 13, 2004, all of the issued and outstanding common stock of the Company. Prior to the acquisition, all of the common stock of the Company was owned by Noel C. McDermott, as Trustee of the Noel C. McDermott Revocable Living Trust dated December 18, 1995, and Warren P. Yost and Gail A. Yost, as Co-Trustees Under Declaration of Trust dated March 9, 1988.

         The purchase price for the acquisition consisted of $1,000,000 in cash, the issuance of 1,213,592 shares of Emrise's common stock, $887,500 in the form of two short-term, zero interest promissory notes, $3,000,000 in the form of two subordinated secured promissory notes, and warrants to purchase up to an aggregate of 150,000 shares of Emrise's common stock at $1.30 per share. In addition, Emrise assumed $245,000 worth of accounts payable and accrued expenses and entered into an above-market real property lease with the sellers, which lease represents an obligation that exceeds the fair market value by approximately $756,000 and is part of the acquisition purchase price. The cash portion of the acquisition purchase price was funded with proceeds from Emrise's credit facility with Wells Fargo Bank, N.A. and cash on-hand.

(b) Pro Forma Financial Information.
    --------------------------------

         Pursuant to the terms of the Stock Purchase Agreement dated as of July 13, 2004, Emrise acquired, effective as of July 13, 2004, all of the issued and outstanding common stock of Larus. The accompanying unaudited consolidated statements of operations for the periods ended December 31, 2003 and June 30, 2004 are set forth herein to give effect to the acquisition of Larus and Larus' subsidiary as if the acquisition had been consummated at the beginning of the earliest period presented (January 1, 2003). The accompanying unaudited pro forma condensed consolidated balance sheet as of June 30, 2004 has been presented assuming the acquisition of Larus occurred on June 30, 2004.

         The acquisition was accounted for under the purchase method of accounting in accordance with generally accepted accounting principles. Under this method, tangible and identifiable intangible assets acquired and liabilities assumed are recorded at their estimated fair values. The excess of the purchase price, plus estimated fees and expenses related to the acquisition, over the fair value of net assets acquired is recorded as goodwill.

         The unaudited pro forma condensed consolidated statements of operations do not reflect any potential cost savings that may be realized following the acquisition. The pro forma adjustments and assumptions are based on estimates, evaluations and other data currently available and, in Emrise's opinion, provide a reasonable basis for the fair presentation of the estimated effects directly attributable to the acquisition and related transactions. The unaudited pro forma consolidated statements of operations are provided for illustrative purposes only and are not necessarily indicative of what the consolidated results of operations or financial position would actually have been had the acquisition occurred on January 1, 2003, nor do they represent a forecast of the consolidated results of operations or financial position for any future period or date.

         All information contained herein should be read in conjunction with Emrise's annual report on Form 10-K for the year ended December 31, 2003, its quarterly report on Form 10-Q for the quarter ended June 30, 2004, the consolidated financial statements and notes thereto of Larus included in Item 9.01(a) of this Form 8-K/A No. 2 and the notes to unaudited pro forma financial information included herein. The following pro forma financial information is included in this report:

                                                                            Page
Pro Forma Consolidated Statement of Operations for
  the Year Ended December 31, 2003..........................................F-17

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2004..........F-18

Pro Forma Condensed Consolidated Statement of Operations for the
  Six Months Ended June 30, 2004............................................F-19


                               EMRISE CORPORATION AND LARUS CORPORATION
                            PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                     YEAR ENDED DECEMBER 31, 2003
                                 (In Thousands, Except Per Share Data)

                                                                            PRO FORMA
                                               EMRISE          LARUS        ADJUSTMENT       TOTALS
                                             ------------   ------------   ------------   ------------
Sales ....................................   $    25,519    $     5,857    $        --    $    31,376

Cost of sales ............................        14,835          2,752            (71)a       17,516
                                             ------------   ------------   ------------   ------------
Gross profit .............................        10,684          3,105             71         13,860

Selling & administration .................         7,812          1,867           (168)b        9,511
Research and development, engineering ....           951          1,098            (10)c        2,039
                                             ------------   ------------   ------------   ------------
Total ....................................         8,763          2,965           (178)        11,550

Income from Operations ...................         1,921            140            249          2,310

Interest income ..........................            --             --             --             --
Interest expense .........................          (416)            --           (187)d         (603)
Other, net ...............................           (58)            98             --             40
                                             ------------   ------------   ------------   ------------
Income before tax ........................         1,447            238             62          1,747

Income tax ...............................           286             93             24 e          403
                                             ------------   ------------   ------------   ------------
Net income ...............................   $     1,161    $       145    $        38    $     1,344
                                             ============   ============   ============   ============
Earnings per share - basic ...............   $      0.05                                  $      0.06
Earnings per share - diluted .............   $      0.05                                  $      0.05

Shares outstanding - basic ...............        22,567                                       23,781
Shares outstanding - diluted .............        23,811                                       25,025

______________

(a)  Reduction of $71 rent allocated to overhead due to more favorable lease.
(b) Reduction of $168 rent allocated to selling and administration due to more favorable lease.
(c)  Reduced building rent of $10 allocable to engineering expenses.
(d) Increase in interest cost of $152 for long-term notes and an increase of $35 in working capital interest.
(e)  Income tax effect of additional income from the pro forma adjustments.


                             EMRISE CORPORATION AND LARUS CORPORATION
                          PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                           JUNE 30, 2004
                                          (In Thousands)

                                                                        PRO FORMA
                                             EMRISE         LARUS      ADJUSTMENTS     PRO FORMA
                                          ------------   ------------  ------------   ------------
ASSETS
Cash ..................................   $     1,436    $       722   $    (1,580)a  $       578
Accounts receivable ...................         4,871            619            --          5,490
Short-term certificates of deposit ....            --            321            --            321
Inventories ...........................         6,109            642            --          6,751
Prepaids and other current ............           545             59            --            604
                                          ------------   ------------  ------------   ------------
Total current assets ..................        12,961          2,363        (1,580)        13,744
Net fixed assets ......................           410            109            --            519
Investments ...........................            --             75            --             75
Goodwill ..............................         2,464             --         5,354 b        7,815
Other assets ..........................           655             --            --            655
                                          ------------   ------------  ------------   ------------
Total other assets ....................         3,119             75         5,351          8,545
                                          ------------   ------------  ------------   ------------
Total assets ..........................   $    16,490    $     2,547   $     3,771    $    22,808
                                          ============   ============  ============   ============
LIABILITIES & EQUITY
Notes payable .........................   $     2,458    $        --   $        --    $     2,458
Current portion of long-term debt .....           262             --           888 d        1,150
Accounts payable ......................         1,582            306            --          1,888
Accrued expenses ......................         2,769             39           756 c        3,564
Income tax payable ....................            --            237            --            237
                                          ------------   ------------  ------------   ------------
Total current liabilities .............         7,071            582         1,644          9,297
Notes payable .........................           853             --         3,000 d        3,853
Other .................................           274             20            --            294
                                          ------------   ------------  ------------   ------------
Total non-current liabilities .........         1,127             20         3,000          4,147
                                          ------------   ------------  ------------   ------------
Total liabilities .....................         8,198            602         4,644         13,444
                                          ------------   ------------  ------------   ------------
Stockholders' equity
Preferred stock .......................             1             --            --              1
Common stock ..........................            77             42           (42)e           77
Additional paid in capital ............        25,617             --         1,072 f       26,689
Retained earnings (deficit) ...........       (17,447)         1,903        (1,903)g      (17,447)
Accumulated comprehensive income ......            44             --            --             44
                                          ------------   ------------  ------------   ------------
Total stockholders' equity ............         8,292          1,945          (873)         9,364
                                          ------------   ------------  ------------   ------------
Total liabilities and equity ..........   $    16,490    $     2,547   $     3,771    $    22,808
                                          ============   ============  ============   ============

__________

(a)  Cash and direct costs paid for acquiring Larus.
(b)  Purchase price of Larus in excess of net tangible assets.
(c) To recognize 7-year lease cost in excess of market value required in order to acquire Larus.
(d)  Long-term notes of $3,000 and short term notes of $888 issue for Larus.
(e)  Elimination of subsidiary capital stock for consolidating purposes.
(f)  Capital stock of $1,000 and warrants valued at $72 issued to acquire Larus.
(g) Elimination of Larus' retained earnings to reflect purchase accounting rules.


                                 EMRISE CORPORATION AND LARUS CORPORATION
                         PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                      SIX MONTHS ENDED JUNE 30, 2004
                                   (In Thousands, Except Per Share Data)

                                                                              PRO FORMA
                                                EMRISE           LARUS        ADJUSTMENT        TOTALS
                                             -------------   -------------   -------------   -------------
Sales ....................................   $     12,624    $      2,625              --    $     15,249

Cost of sales ............................          6,978           1,260             (60)a         8,178
                                             -------------   -------------   -------------   -------------
Gross profit .............................          5,646           1,365              60           7,071

Selling & administration .................          4,284             682             (15)b         4,951
Research and development, engineering ....            595             220                             815
                                             -------------   -------------   -------------   -------------
Total ....................................          4,879             902             (15)          5,766

Operating profit .........................            767             463              75           1,305

Interest income ..........................             --              --              --              --
Interest expense .........................           (190)             --             (94)c          (284)
Other, net ...............................            (36)              2              --             (34)
                                             -------------   -------------   -------------   -------------
Income before tax ........................            541             465             (19)            987

Income tax ...............................            102             181              (7)d           276
                                             -------------   -------------   -------------   -------------
Net income ...............................   $        439    $        284    $        (12)   $        711
                                             =============   =============   =============   =============
Earnings per share - basic ...............   $       0.02                                    $       0.03
Earnings per share - diluted .............   $       0.02                                    $       0.03

Shares outstanding - basic ...............         23,481                                          24,695
Shares outstanding - diluted .............         24,352                                          25,566

_____________

(a)  Reduction of $60 rent allocated to cost of sales due to new lease.
(b) Reduction of $15 rent allocated to selling and administration due to more favorable lease.
(c) Increase in interest cost of $76 for long-term notes and increase of $18 in working capital interest.
(d)  Income tax effect of additional income from the pro forma adjustments.

(c) Exhibits.
    ---------

  Number               Description
  ------               -----------

  2.1 Stock Purchase Agreement dated July 13, 2004 between MicroTel International Inc.; Noel C. McDermott; Warren P. Yost; Noel C. McDermott, as Trustee of the Noel C. McDermott Revocable Living Trust dated December 19, 1995; and Warren P. Yost and Gail A. Yost, as Co-Trustees Under Declaration of Trust dated March 9, 1988 (1)

  2.2 Subordinated Secured Promissory Note dated July 13, 2004 in the principal amount of $1,681,318.68 made by MicroTel International Inc. in favor of Noel C. McDermott Revocable Living Trust dated December 19, 1995 (2)

  2.3 Subordinated Secured Promissory Note dated July 13, 2004 in the principal amount of $1,318,681.32 made by MicroTel International Inc. in favor of Warren P. Yost and Gail A. Yost, as Co-Trustees Under Declaration of Trust dated March 9, 1988 (2)

  2.4 Pledge and Security Agreement dated July 13, 2004 between MicroTel International Inc.; Noel C. McDermott, as Collateral Agent; Noel C. McDermott, as Trustee of the Noel C. McDermott Revocable Living Trust dated December 19, 1995; and Warren P. Yost and Gail A. Yost, as Co-Trustees Under Declaration of Trust dated March 9, 1988 (2)

  2.5 Intercreditor Agreement dated July 13, 2004 between MicroTel International Inc.; Noel C. McDermott, as Trustee of the Noel C. McDermott Revocable Living Trust dated December 19, 1995; and Warren P. Yost and Gail A. Yost, as Co-Trustees Under Declaration of Trust dated March 9, 1988 (2)

  2.6 Continuing Guarantee dated July 13, 2004 made by Larus Corporation in favor of Noel C. McDermott, as Trustee of the Noel
               C. McDermott Revocable Living Trust dated December 19, 1995, and Warren P. Yost and Gail A. Yost, as Co-Trustees Under Declaration of Trust dated March 9, 1988 (2)

  2.7 Continuing Guarantee dated July 13, 2004 made by Vista Labs Incorporated in favor of Noel C. McDermott, as Trustee of the Noel C. McDermott Revocable Living Trust dated December 19, 1995, and Warren P. Yost and Gail A. Yost, as Co-Trustees Under Declaration of Trust dated March 9, 1988 (2)

  2.8 Continuing Guarantee dated July 13, 2004 made by CXR Telcom in favor of Noel C. McDermott, as Trustee of the Noel C. McDermott Revocable Living Trust dated December 19, 1995, and Warren P. Yost and Gail A. Yost, as Co-Trustees Under Declaration of Trust dated March 9, 1988 (2)

  2.9 Security Agreement dated July 13, 2004 made by Larus Corporation in favor of Noel C. McDermott, as Trustee of the Noel C. McDermott Revocable Living Trust dated December 19, 1995, and Warren P. Yost and Gail A. Yost, as Co-Trustees Under Declaration of Trust dated March 9, 1988 (2)

  Number               Description
  ------               -----------

  2.10 Security Agreement dated July 13, 2004 made by Vista Labs Incorporated in favor of Noel C. McDermott, as Trustee of the Noel C. McDermott Revocable Living Trust dated December 19, 1995, and Warren P. Yost and Gail A. Yost, as Co-Trustees Under Declaration of Trust dated March 9, 1988 (2)

  2.11 Security Agreement dated July 13, 2004 made by CXR Telcom in favor of Noel C. McDermott, as Trustee of the Noel C. McDermott Revocable Living Trust dated December 19, 1995, and Warren P. Yost and Gail A. Yost, as Co-Trustees Under Declaration of Trust dated March 9, 1988 (2)

  10.1 Commercial Lease dated July 13, 2004 between MicroTel International Inc., as Tenant, and Noel C. McDermott and Warren
               P. Yost, as Landlord, for the premises located at 894 Faulstich Court, San Jose, California (2)
               ____________________

                  (1) Filed with the Securities and Exchange Commission on July 28, 2004 as an exhibit to the initial filing of this Form 8-K and incorporated herein by reference.

                  (2) Filed with the Securities and Exchange Commission on August 16, 2004 as an exhibit to Emrise's Form 10-Q for June 30, 2004 and incorporated herein by reference.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 30, 2004                  EMRISE CORPORATION

                                           By: /S/ RANDOLPH D. FOOTE
                                               ---------------------------------
                                               Randolph D. Foote,
                                                  Chief Financial Officer